Supplement to the current prospectus

The first paragraph of the section entitled "Management of the Fund - Administrator" is restated as follows:

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Effective September 1, 2006, the sections entitled "Class A Sales Charge Waivers or Reductions - Automatic Exchange Plan" or "Class A/529A Sales Charge Waivers or Reductions - Automatic Exchange Plan" [for funds that offer class 529A shares], "Class B Sales Charge Waivers or Reductions - Automatic Exchange Plan" or "Class B/529B Sales Charge Waivers or Reductions - Automatic Exchange Plan" [for funds that offer class 529B shares], and "Class B and Class C Sales Charge Waivers or Reductions - Automatic Exchange Plan" or "Class B/529B and Class C/529C Sales Charge Waivers or Reductions - Automatic Exchange Plan" [for funds that offer class 529B and class 529C shares] is restated as follows:

Automatic Exchange Plan. If you have an account balance of at least $2,000 in your account in the Fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the Fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges or redemption fee (if applicable). A CDSC will apply if you redeem shares acquired under this plan within the period during which a CDSC would apply to the initial shares purchased.

Effective September 1, 2006, the section entitled "Class B and Class C Sales Charge Waivers or Reductions - Systematic Withdrawal Plan" or "Class B/529B and Class C/529C Sales Charge Waivers or Reductions - Systematic Withdrawal Plan" [for funds that offer class 529B and class 529C shares] is restated as follows:

Systematic Withdrawal Plan. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at

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least $50 if by check) through the automatic  redemption of class B, class 529B, class C, or class 529C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (determined at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A, class 529A, class 529B or class 529C shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A, class 529B or class 529C shares are redeemed under this plan.

Effective September 1, 2006, the section entitled "How to Purchase, Exchange and Redeem Shares - How to Purchase Shares - Initial Purchase" up to (but not including) "How to Purchase, Exchange and Redeem Shares - How to Purchase Shares
- Verification of Identity" is restated as follows:

Initial Purchase. You can establish an account by having your financial intermediary process your purchase. For class I shares, you may also purchase through your MFD representative or by contacting MFSC (please see the back cover of this prospectus for address and telephone number).

     The minimum initial investment is $1,000, except for: fee-based and wrap accounts offered through certain financial intermediaries for which there is no minimum initial investment; and IRAs and 529 share classes, for which the minimum initial investment is $250 per account; and class I shares, for which the minimum initial investment is generally established based on an investor's basis for qualification as an eligible investor as described under "Description of Share Classes" above. Also, in the following circumstances, the minimum initial investment is only $50 per account:

     o    if you establish an automatic investment plan;

     o    if you establish an automatic exchange plan; or

     o    if you establish an account under either:

o tax-deferred retirement programs (other than IRAs) where investments are made by means of group remittal statements; or

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o    employer sponsored investment programs.

MFS may waive initial minimums for certain types of investors and investments.

Purchases of class B or class 529B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of class C or class 529C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for class B or class 529B share purchases or $999,999 for class C or class 529C share purchases, you will not be able to purchase class B, class 529B, class C or class 592C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included. Please see the discussion under "Linking Accounts for LOI and ROA" above.

The fund or its agents may at their discretion accept a purchase request for class B or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances including but not limited to purchases by certain types of group retirement plans sponsored or serviced by MFS or an affiliate.

Adding to Your Account. Except with respect to the R share classes, there are several easy ways that you can make additional investments to your account:

-    ask your financial intermediary to purchase shares on your behalf;

- wire additional investments through your bank (call MFSC first for instructions);

- authorize transfers by phone between your bank account and your MFS account. The maximum purchase amount for this method is $100,000. You must elect this privilege on your account application if you wish to use it; or

-    send a check with the returnable portion of your statement.

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

Generally there is no minimum for additional investments except there is generally a $50 minimum for additional investments by check and through automatic exchange plans.

Automatic Investment Plan. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a day, the investment will automatically occur on the first business day of the month.

Transfer on Death Registrations. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC's other requirements for transfer on death registrations.

Effective September 1, 2006, after the second sentence of the first paragraph of the section entitled "How to Purchase, Exchange and Redeem Shares - How to Exchange Shares - Exchange Privilege", the following was added:

MFS may waive the minimum exchange amount for certain types of investors and investments.

Effective September 1, 2006, the section entitled "How to Purchase, Exchange and Redeem Shares - How to Redeem Shares - Redeeming Directly Through MFSC -Systematic Withdrawal Plan" is restated as follows:

Systematic Withdrawal Plan. You may elect to automatically receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through the automatic redemption of class A, class 529A, class B, class 529B, class C, or class 529C shares. For class B and class C shares, you can receive up to 10% (15% for certain IRA distributions) of the value of your account through these payments in any one year (determined at the time you establish this plan). You will incur no redemption fee or CDSC on class B and class C shares redeemed under this plan. For class A, class 529A, class 529B or class 529C shares, there is no similar percentage limitation; while you will not incur a redemption fee, you may incur a CDSC (if applicable) when class A, class 529B or class 529C shares are redeemed under this plan.


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Effective  September  1, 2006,  under the  heading  "Other  Information",  a new section entitled "Anti-Money Laundering Restrictions" was added between the sections entitled "Tax Considerations" and "Unique Nature of the Fund" as follows:

Anti-Money Laundering Restrictions

Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC and redemption fee will be assessed upon redemption of your shares.

The first two sentences of the second paragraph of the section entitled "How to Purchase, Exchange and Redeem Shares - How to Exchange Shares - Exchange Privilege" is restated as follows:

Sales charges may apply to exchanges made from the MFS money market funds. Certain qualified retirement plans may make certain exchanges between the MFS funds and the MFS Fixed Fund, a bank collective investment fund, and sales charges may also apply to these exchanges. Call MFSC for information concerning these sales charges and transactions involving the MFS Fixed Fund.

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Effective October 1, 2006, the following two paragraphs were added to the end of the section entitled "Management of the Fund"- "Investment Adviser",:

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of the MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries with respect to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS' use of fund assets in this matter. The lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment
Advisers Act of 1940, the Employee Retirement Income Security Act of 1974 (ERISA), as well as fiduciary duties and other violations of common law. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner),
No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-

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01758   (ERISA),   and  Reaves  v.  MFS  Series  Trust  I,  et  al.,   Case  No.
1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action, first filed on March 25, 2004) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO) (filed on May 4, 2004)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney's fees and costs. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

Effective December 1, 2006, the section entitled either "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" or "How To Purchase, Redeem And Exchange Shares - How To Redeem Shares - Redemption Fee", will be deleted in its entirety.

The last paragraph of the section entitled "Distribution Options" is restated as follows:

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to

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

be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

                 The date of this Supplement is October 1, 2006.